UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

Heart Test Laboratories, Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360
Southlake, Texas		76092
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 682 237-7781

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported, on January 17, 2024, Heart Test Laboratories, Inc. (the “Company”) convened its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on eight proposals which are described in detail in the Company’s definitive proxy statement for its 2024 Annual Meeting of Shareholders filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 8, 2023 (the “Proxy Statement”).

As also previously reported, with respect to Proposal 7, the Company did not receive sufficient proxies from shareholders to approve an amendment to the Company's Certificate of Formation to decrease the number of shares of the Company’s Common Stock needed to establish a quorum for meetings of the Company’s shareholders. Accordingly, the Company adjourned the Annual Meeting with respect to Proposal 7 in order to continue to solicit votes from its shareholders.

On February 15, 2024, the Company held its reconvened Annual Meeting in order to vote on Proposal 7. The results for the proposal submitted to a vote of shareholders at the reconvened Annual Meeting are as follows:

Proposal 7: Quorum Reduction Proposal

The Company’s shareholders approved an amendment to the Company's Certificate of Formation to decrease the number of shares of the Company’s Common Stock needed to establish a quorum for meetings of the Company’s shareholders by voting as follows:

For	Against	Abstain	Broker Non-Votes
27,172,440	1,298,890	362,117	1,015,919

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEART TEST LABORATORIES, INC.

Date:	February 15, 2024	By:	/s/ Andrew Simpson
		Name: Title:	Andrew Simpson President, Chief Executive Officer, and Chairman of the Board of Directors